UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 5, 2015

Commission File Number:  000-03718

Park City Group, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
37-1454128
(IRS Employer Identification No.)

299 S Main Street, Suite 2370, Salt Lake City, Utah 84111
(Address of principal executive offices)

435-645-2000
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2015, Park City Group, Inc. (the "Company") entered into a Letter of Intent (the "LOI") with Leavitt Partners, LP and LP Special Asset 4, LLC (together, "Leavitt") to acquire 346,668 shares of capital stock of ReposiTrak, Inc. ("ReposiTrak") owned by Leavitt ("ReposiTrak Shares") in consideration for the issuance to Leavitt of 537,439 restricted shares of the Company's common stock, par value $0.01 per share ("Common Stock"). A copy of the LOI is attached to this Current Report on Form 8-K as Exhibit 10.1. In addition, the Company has entered into similar agreements with certain other stockholders of ReposiTrak to acquire the remaining outstanding shares of ReposiTrak that are not subject to the Company's purchase option. In total, upon closing of the transactions contemplated by the LOI and the related agreements, the Company intends to issue 873,437 shares of Common Stock of the Company in exchange for the ReposiTrak Shares.

The LOI has certain binding and non-binding obligations, including the purchase price, which is not subject to adjustment. However, the transaction is subject to various conditions to closing, including the Company's satisfactory completion of due diligence, compliance with certain rules and regulations, and approval of definitive agreements. The foregoing description of the LOI does not purport to be complete, and is qualified in its entirety by reference to the full text of the LOI, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

The LOI and this Current Report on Form 8-K do not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.

Item 8.01 Other Events.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

Disclaimer.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects","anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park City Group, Inc.

Date:   February 5, 2015
By:	/s/ Ed Clissold

Name: Ed Clissold
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Leavitt LOI